Exhibit 10.3

AMENDMENT NO. 2 AND CONSENT

THIS AMENDMENT NO. 2 AND CONSENT, dated as of December 13, 2006 (this “Amendment”), of that certain Credit Agreement referenced below is by and among TEMPUR-PEDIC, INC., a Kentucky corporation, and TEMPUR PRODUCTION USA, INC., a Virginia corporation, as Domestic Borrowers, DAN-FOAM ApS, a private limited liability company existing under the laws of Denmark, as Foreign Borrower; TEMPUR-PEDIC INTERNATIONAL INC., a Delaware corporation, TEMPUR WORLD LLC, a Delaware limited liability company, TEMPUR WORLD HOLDINGS, LLC, a Delaware limited liability company, and certain of their subsidiaries and affiliates, as Guarantors; the Lenders, L/C Issuers, BANK OF AMERICA, N.A., as Administrative Agent and Domestic Collateral Agent, and NORDEA BANK DANMARK A/S, as Foreign Collateral Agent. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

W I T N E S S E T H

WHEREAS, a $340 million term loan and revolving credit facility was established in favor of the Borrowers pursuant to the terms of that certain Credit Agreement, dated as of October 18, 2005 (as amended, restated, extended, supplemented or otherwise modified, the “Credit Agreement”), among the Borrowers named therein, the Guarantors named therein, the Lenders party thereto, the Administrative Agent, the Domestic Collateral Agent and the Foreign Collateral Agent;

WHEREAS, pursuant to Amendment No. 1 to the Credit Agreement, dated as of February 8, 2006, the Lenders agreed to certain modifications to the terms of the Credit Agreement, including a $60 million increase in the Domestic Revolving Commitments and a $10 million reduction in the Foreign Revolving Commitments, resulting in $390 million in revolving credit and term loan commitments under the Credit Agreement;

WHEREAS, the Domestic Borrowers have requested certain modifications to the terms of the Credit Agreement, including, among other things, consent to redemption, prepayment or repurchase of the Senior Subordinated Notes and the ability to increase the Domestic Revolving Commitments in connection therewith;

WHEREAS, the Lenders have agreed to the requested consents and amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Consent. Notwithstanding any provision in the Credit Agreement to the contrary (including, without limitation, Section 8.06), consent is given to redemption, prepayment or repurchase of the Senior Subordinated Notes, and exclusion of the amounts made in redemption, prepayment or purchase therefor (including principal, interest and any fees or expenses associated therewith) from determination of compliance with the Consolidated Fixed Charge Coverage Ratio as hereafter provided.

2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended in the following respects:

2.1 Definitions. The definition of “Consolidated Fixed Charges” is amended to read as follows:

“Consolidated Fixed Charges” means, for any period for the Consolidated Group, the sum of (a) the cash portion of Consolidated Interest Expense, plus (b) scheduled principal payments made on Consolidated Funded Debt, plus (c) cash taxes paid, plus (d) Restricted Payments (but excluding, for purposes hereof, amounts prepaid on the Senior Subordinated Notes or the amount paid, including, without limitation, principal, interest and any fees or expenses associated therewith, to redeem or purchase the Senior Subordinated Notes on or before March 13, 2007), plus (e) Investments under Section 8.02(o).

2.2 Domestic Revolving Commitment. In subsection (a) of Section 2.01, the reference to “TWO HUNDRED SIXTY MILLION DOLLARS ($260,000,000)” is amended and restated to read as “THREE HUNDRED TWENTY-FOUR MILLION DOLLARS ($324,000,000)”.

2.3 Increase in Domestic Revolving Commitments. Section 2.01 is amended by adding a new subsection (h), which is to read as follows:

(h) Increase in Domestic Revolving Commitments. Subject to the terms and conditions set forth herein, the Domestic Borrowers may, at any time, upon written notice to the Administrative Agent, increase the Aggregate Domestic Revolving Committed Amount by an amount up to FIFTY MILLION DOLLARS ($50,000,000); provided that:

(i) the Domestic Borrowers shall obtain commitments for the amount of the increase from existing Lenders or other commercial banks and financial institutions reasonably acceptable to the Administrative Agent, which other commercial banks and financial institutions shall join in this Credit Agreement as Lenders by joinder agreements or other arrangements reasonably acceptable to the Administrative Agent;

(ii) any such increase shall be in a minimum aggregate principal amount of $5 million and integral multiples of $1 million in excess thereof (or the remaining amount, if less);

(iii) if any Domestic Revolving Loans are outstanding at the time of any such increase, the Domestic Borrowers will make such payments and adjustments on the Domestic Revolving Loans (including payment of any break-funding amounts owing under Section 3.05) as may be necessary to give effect to the revised commitment percentages and commitment amounts;

(iv) upfront fees, if any, in respect of the new commitments so established, shall be paid; and

(v) the conditions to the making of a Domestic Revolving Loan set forth in Section 5.02 shall be satisfied.

In connection with any such increase in the Domestic Revolving Commitments, Schedule 2.01 will be revised to reflect the modified commitments and commitment percentages of the Lenders, and the Domestic Borrowers will provide supporting resolutions, legal opinions, promissory notes and other items as may be reasonably requested by the Administrative Agent and the Lenders in connection therewith. The Domestic Borrowers shall prepay any Loans outstanding on the date that the increase in the Aggregate Domestic Revolving Committed Amount becomes effective (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Loans ratable with any revised Domestic Revolving Commitment Percentages arising from any nonratable increase in the Domestic Revolving Commitments under this subsection.

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2.4 Schedule 2.01. Schedule 2.01 (Lenders and Commitments) to the Credit Agreement is amended and restated in its entirety to read as set forth on Schedule 2.01 attached hereto.

3. New Lender Joinder. JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A., being new lenders under the Credit Agreement (the “New Lenders”) hereby agree to provide Domestic Revolving Commitments in the amounts set forth on Schedule 2.01 attached hereto. Further,

3.1 Each New Lender shall be deemed to have purchased without recourse a risk participation from the Domestic L/C Issuer in all Domestic Letters of Credit issued or existing under the Credit Agreement (including Domestic Existing Letters of Credit) and the obligations arising thereunder in an amount equal to its pro rata share of the obligations under such Domestic Letters of Credit (based on the respective Domestic Revolving Commitment Percentages of each New Lender as set forth on Schedule 2.01 as attached hereto), and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Domestic L/C Issuer therefor and discharge when due, its pro rata share of the obligations arising under such Domestic Letter of Credit.

3.2 Each New Lender (a) represents and warrants that it is a commercial lender, other financial institution or other “accredited” investor (as defined in SEC Regulation D) that makes or acquires loans in the ordinary course of business and that it will make or acquire Loans for its own account in the ordinary course of business, (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 6.05 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Credit Agreement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (e) agrees that, as of the date hereof, such New Lender shall (i) be a party to the Credit Agreement and the other Credit Documents, (ii) be a “Lender” for all purposes of the Credit Agreement and the other Credit Documents, (iii) perform all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a “Lender” under the Credit Agreement and (iv) shall have the rights and obligations of a Lender under the Credit Agreement and the other Credit Documents.

3.3 Each of the Borrowers and the Guarantors agree that, as of the date hereof, each of the New Lenders shall (a) be a party to the Credit Agreement and the other Credit Documents, (b) be a “Lender” for all purposes of the Credit Agreement and the other Credit Documents, and (c) have the rights and obligations of a Lender under the Credit Agreement and the other Credit Documents.

3.4 The notice address of each New Lender will be the address in the administrative questionnaire provided to the Administrative Agent or such other address as shall be designated by a New Lender in written notices to the Administrative Agent and the Borrowers.

4. Conditions Precedent. This Amendment shall be effective immediately upon receipt by the Administrative Agent of all of the following, each in form and substance satisfactory to the Administrative Agent and the requisite Lenders:

(a) Executed Amendment. Multiple counterparts of this Amendment duly executed by the Borrowers, the Guarantors, the requisite Lenders, the Administrative Agent, the Domestic Collateral Agent, and the Foreign Collateral Agent.

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(b) Secretary’s Certificate. A duly executed certificate of a Responsible Officer of each of the Domestic Borrowers and the Domestic Guarantors, attaching each of the following documents and certifying that each is true, correct and complete and in full force and effect as of the date hereof:

(i) Resolutions. Copies of its resolutions approving and adopting this Amendment, the transactions contemplated therein, and authorizing the execution and delivery hereof; and

(ii) Incumbency. Incumbency certificates identifying the Responsible Officers of the Credit Parties who are authorized to execute this Amendment and related documents and to act on the Credit Parties’ behalf in connection with this Amendment and the Credit Documents.

(c) Legal Opinions. Opinions of legal counsel to the Domestic Borrowers and the Domestic Guarantors, in form and substance acceptable to the Administrative Agent.

(d) Compliance Certificate. A compliance certificate signed by a Responsible Officer demonstrating compliance with the financial covenants set forth in Section 8.11 of the Credit Agreement on a Pro Forma Basis after giving effect to this Amendment.

(e) Fees. The amendment fees, upfront fees and all other fees (including all reasonable fees, expenses and disbursements of Moore & Van Allen PLLC) due in connection herewith, which fees shall be deemed fully earned and due and payable on the effective date of this Amendment.

For purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender, unless the Administrative Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.

5. Effectiveness of Amendment. On and after the date hereof, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

6. Representations and Warranties; Defaults. The Credit Parties hereby affirm each of the following:

(a) all necessary action to authorize the execution, delivery and performance of this Amendment has been taken;

(b) after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 6, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement).

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(c) before and after giving effect to this Amendment, no Default or Event of Default shall exist; and

(d) the liens and security interests created and granted in the Credit Documents remain in full force and effect and this Amendment is not intended to adversely affect or impair such liens and security interests in any manner.

7. Full Force and Effect. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery by any party hereto of an executed counterpart of this Amendment by facsimile shall be effective as such party’s original executed counterpart and shall constitute a representation that such party’s original executed counterpart will be delivered.

9. Fees and Expenses. The Domestic Borrowers agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of Moore & Van Allen, PLLC.

10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[SIGNATURES ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

DOMESTIC BORROWERS:	TEMPUR-PEDIC, INC.,
a Kentucky corporation

	By:	/s/ Dale E. Williams
	Name:	Dale E. Williams
	Title:	Chief Financial Officer

TEMPUR PRODUCTION USA, INC.,
a Virginia corporation

	By:	/s/ William H. Poche
	Name:	William H. Poche
	Title:	Treasurer

FOREIGN BORROWER:	DAN-FOAM ApS,
a private limited liability company existing under the laws of Denmark

	By:	/s/ Dale E. Williams
	Name:	Dale E. Williams
	Title:	Attorney in Fact

DOMESTIC GUARANTORS:	TEMPUR-PEDIC INTERNATIONAL INC.,
a Delaware corporation
TEMPUR WORLD, LLC,
a Delaware limited liability company

	By:	/s/ William H. Poche
	Name:	William H. Poche
	Title:	Treasurer of each of the foregoing

TEMPUR WORLD HOLDINGS, LLC,
a Delaware limited liability company

	By:	/s/ William H. Poche
	Name:	William H. Poche
	Title:	Assistant Secretary

TEMPUR-PEDIC, INC.

AMENDMENT NO. 2 AND CONSENT

TEMPUR-PEDIC NORTH AMERICA, INC.,
a Delaware corporation (formerly known as Tempur- Pedic Retail, Inc. and as Tempur-Pedic NA, Inc. and successor in interest to Tempur-Pedic Medical, Inc. and Tempur-Pedic, Direct Response, Inc.)

	By:	/s/ William H. Poche
	Name:	William H. Poche
	Title:	Treasurer

DAWN SLEEP TECHNOLOGIES, INC.,
a Delaware corporation

	By:	/s/ Dale E. Williams
	Name:	Dale E. Williams
	Title:	Chief Financial Officer

FOREIGN GUARANTORS:	TEMPUR WORLD HOLDINGS, S.L.,
a company organized under the laws of Spain

	By:	/s/ Dale E. Williams
	Name:	Dale E. Williams
	Title:	Director

TEMPUR DANMARK A/S,
a stock company existing under the laws of Denmark

	By:	/s/ Dale E. Williams
	Name:	Dale E. Williams
	Title:	Attorney-in-Fact

TEMPUR-PEDIC, INC.

AMENDMENT NO. 2 AND CONSENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent and Domestic Collateral Agent

	By:	/s/ Kristine Thennes
	Name:	Kristine Thennes
	Title:	Vice President

TEMPUR-PEDIC, INC.

AMENDMENT NO. 2 AND CONSENT

LENDERS:	BANK OF AMERICA, N.A.,
as Domestic L/C Issuer, Domestic Swingline Lender and as a Lender

	By:	/s/ Thomas C. Kilcrease, Jr.
	Name:	Thomas C. Kilcrease, Jr.
	Title:	SVP

TEMPUR-PEDIC, INC.

AMENDMENT NO. 2 AND CONSENT

NORDEA BANK DANMARK A/S,
as Foreign L/C Issuer, Foreign Swingline Lender, Foreign Collateral Agent and a Lender

By:	/s/ Hans Christiansen
Name:	Hans Christiansen
Title:	Head of Corporate

By:	/s/ Kaj Skouboe
Name:	Kaj Skouboe
Title:	Region Branch Manager

TEMPUR-PEDIC, INC.

AMENDMENT NO. 2 AND CONSENT

FIFTH THIRD BANK,
as a Lender and Domestic Swingline Lender

By:	/s/ William D. Craycraft
Name:	William D. Craycraft
Title:	Vice President

TEMPUR-PEDIC, INC.

AMENDMENT NO. 2 AND CONSENT

SUNTRUST BANK,
as a Lender

By:	/s/ Scott Corley
Name:	Scott Corley
Title:	Managing Director

TEMPUR-PEDIC, INC.

AMENDMENT NO. 2 AND CONSENT

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Steven P. Sullivan
Name:	Steven P. Sullivan
Title:	Vice President

TEMPUR-PEDIC, INC.

AMENDMENT NO. 2 AND CONSENT

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Bryan Hulker
Name:	Bryan Hulker
Title:	Vice President

TEMPUR-PEDIC, INC.

AMENDMENT NO. 2 AND CONSENT